                                                                EXHIBIT 10.20(d)


                              INTROGEN THERAPEUTICS
                         301 CONGRESS AVENUE, SUITE 1850
                                AUSTIN, TX 78701
                                 (512) 708-9310


April 19, 1999

Rhone-Poulenc Rorer Pharmaceuticals Inc.
500 Arcola Road
P.O. Box 1200
Collegeville, PA 19426-0107

Gentlemen:

This letter confirms the understanding reached by Introgen and RPR with respect to certain issues regarding the manufacturing process for Ad5CMVp-53 (the "p53 Product"). In particular, the parties agree as follows:

1. Introgen will [*] for the purpose of supplying the p53 Product materials for clinical trials. Accordingly, until [*].

2. Notwithstanding the provisions of Paragraph 1, above, in the event that [*].

3.   [*]

      [*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Rhone-Poulenc Rorer Pharmaceuticals Inc.
April 19, 1999
Page 2


4. RPR represents and warrants that, other than the patent(s) and patent applications(s) listed on Exhibit A hereto, neither RPR nor its Affiliates has rights to any patent or patent application (including without limitation any invention disclosure or draft patent application for which a patent application is intended to be filed) the rights under which would be required to carryout the [*]. Introgen represents and warrants that, other than the patent(s) and patent applications(s) listed on Exhibit
     C hereto, Introgen does not have rights to any patent or patent application (including without limitation any invention disclosure or draft patent application for which a patent application is intended to be filed) the rights under which would be required to carryout the [*]. To the extent that Exhibits A and C are not completed as of the date hereof, the parties will complete and exchange such Exhibits within 30 days and the same shall be initialed by the parties and attached hereto.

5. Nothing in this Letter Agreement is intended to modify the terms of the Collaboration Agreement or the Agreement Memorandum, except as expressly provided in and subject to Paragraph 2 above.

If RPR agrees with these terms and conditions, please execute in the spaces provided below, and return a signed copy to me at your earliest convenience.

Best Regards,

/s/ David G. Nance

David G. Nance
Chief Executive Officer



AGREED AND ACCEPTED:

RHONE-POULENC RORER PHARMACEUTICALS INC.

By:    [ILLEGIBLE]
   -----------------------------

Title: VP
      --------------------------

Date:  4/21/99
     ---------------------------

cc:      Robert Werner, RPR
         Ken Clark, WSGR

      [*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.